UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2017

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2805 Dallas Parkway, Suite 400 Plano, Texas	75093
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (469) 573-6755

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On January 2, 2017, Green Brick Partners, Inc., a Delaware corporation (the “Company”), granted discretionary stock bonus awards under the Company’s 2014 Omnibus Equity Incentive Plan to each of James R. Brickman, Chief Executive Officer, Richard A. Costello, Chief Financial Officer, and Jed Dolson, Head of Land Acquisition and Development, pursuant to which the Company issued 32,085, 8,556, and 17,112 shares of the Company’s common stock, par value $0.01 per share, to the respective recipients. The shares were fully vested upon issuance. The purpose of the discretionary stock bonus awards was to supplement current executive compensation to maintain total compensation which is competitive within the industry in which the Company operates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date:    January 4, 2017